UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

June 17, 2013

____________________________

Saleen Automotive, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation)

333-176388 (Commission File Number)		45-2808694 (IRS Employer Identification No.)
1328 W. Balboa Blvd., Suite C Newport Beach, CA 92661 (Address of Principal Executive Offices and zip code)

(949) 903-0468

(Registrant’s telephone
number, including area code)

W270, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of June 17, 2013, the Registrant consummated a merger with WSTY Subsidiary Corporation, the Registrant’s wholly-owned subsidiary, pursuant to which the Registrant, in connection with such merger and in accordance with the provisions of Section 92A.180 of the Nevada Revised Statutes, amended its Articles of Incorporation to change its name to Saleen Automotive, Inc.

Effective as of June 17, 2013, pursuant to the authority granted to the Registrant’s board of directors under the Registrant’s Articles of Incorporation, the Registrant filed a Certificate of Designations, Preferences, Limitations, Restrictions and Relative Rights of Super Voting Preferred Stock designating 896,000 shares of the Registrant’s preferred stock, par value $0.001 per share, as Super Voting Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1.1	Articles of Merger Effective June 17, 2013.
3.1.2	Certificate of Designations, Preferences, Limitations, Restrictions and Relative Rights of Super Voting Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALEEN AUTOMOTIVE, INC.

Date: June 21, 2013

By: __/s/ Eric Stoppenhagen________________

Eric Stoppenhagen

President